SUPPLEMENT DATED SEPTEMBER 28, 2009
TO

PROSPECTUSES DATED MAY 1, 2009
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

TO PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY

PISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the AllianceBernstein Wealth Appreciation Strategy Portfolio available under your Contract.

At a meeting of the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. held on May 5-7, 2009, the Board approved the liquidation and termination of the AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”).

As of the close of business on September 25, 2009, AllianceBernstein Wealth Appreciation Strategy Portfolio was closed and terminated. Any Contract Value that remained in the Portfolio was automatically transferred to the Money Market Sub-Account available under your Contract. Therefore, AllianceBernstein Wealth Appreciation Strategy Portfolio is no longer available for investment and is hereby deleted from the prospectus listed above.

If you were automatically transferred to the Money Market Sub-Account as a result of the AllianceBernstein Wealth Appreciation Strategy Portfolio being terminated, prior to November 28, 2009, you may make one transfer out of that Sub-Account into any other available investment options under your Contract without charge and without it counting against the transfer limitations under your Contract.

If you elected to participate in the "Build Your Portfolio" Designated Fund under one of the Optional Living Benefit Riders listed below and you elect to transfer your Account Value from the Money Market Sub-Account to a non-Designated Fund, your benefits under that Optional Living Benefit Rider will be cancelled.

●	Secured Returns
●	Secured Returns 2
●	Secured Returns for Life
●	Secured Returns for Life Plus
●	Retirement Income Escalator
●	Retirement Income Escalator II
●	Income ON Demand
●	Income ON Demand II
●	Income ON Demand II Escalator
●	Income ON Demand II Plus
●	Retirement Asset Protector

Please retain this supplement with your prospectus for future reference.